SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) - SEPTEMBER 6, 1996

                            ROYCE LABORATORIES, INC.
               (Exact Name of Registrant as Specified in Charter)

         FLORIDA                     34-015178A             59-2202295
(State or Other Jurisdiction        (Commission            (IRS Employer of
Incorporation)                      File Number)           Identification No.)

5350 NW 165 AVENUE, MIAMI, FLORIDA                           33014
(Address of Principal Executive Offices)                   (Zip Code)

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)   (305) 624-1500

                                 Not Applicable
- --------------------------------------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)

                               Page 1 of 3 pages.






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ITEM 5.  OTHER EVENTS.

         On September 6, 1996, the Company became aware of the filing of a Complaint for injunctive and other civil relief (the "Complaint") by the U.S. Securities and Exchange Commission ("SEC") against three of the Company's employees who allegedly traded securities of the Company while in the possession of material non-public information. The Complaint also names as defendants three other persons who allegedly traded securities of the Company based upon material non-public information provided to them by one of the Company employee defendants.

         The Complaint alleges that Company employees Abul Bhuiyan, Nilkanth Patel and Hasmukh Patel violated Section 10b of the Securities Exchange Act of 1934 (the "Exchange Act") by purchasing and, in the case of Messrs. Patel and Patel selling, shares of the Company's common stock while in the possession of material non-public information. The alleged improper purchases and sales occurred in September 1991 and April 1992, respectively. The suit also alleges that all of the defendants except Mr. Bhuiyan violated Section 17(a) of the Securities Act of 1933, as amended (the "Securities Act"), by reason of their purchases and sales.

         The suit seeks as to all defendants injunctive relief enjoining the defendants from future violations of Section 10b and Rule 10b-5 under the Exchange Act and, as to all defendants except Mr. Bhuiyan, enjoining them from future violations of Section 17(a) under the Securities Act. The suit also seeks disgorgement from all of the defendants except Mr. Bhuiyan. Finally, the suit seeks penalties under Section 21A(a) of the Securities Act from each defendant of up to three times his profits gained and losses avoided as a result of the violations alleged in the Complaint.

         After reviewing the allegations in the Complaint, the Company has taken certain corrective actions which it believes to be appropriate under the circumstances. These actions were as follows: (i) the Company removed Mr. Bhuiyan as an executive officer of the Company (although Mr. Bhuiyan remains an employee of the Company in the research and development department); (ii) the Company terminated Nilkanth Patel as an employee of the Company; and (iii) the Company reprimanded Hasmukh Patel, but retained him as an employee of the Company (Mr. Patel is an analytical research and development manager for the Company).

         The Company has previously reported in its filings with the SEC the investigation which gave rise to the filing of the Complaint. The Company does not believe that the outcome of this matter will have a material adverse impact on the Company, its business, financial position or results of operations.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ROYCE LABORATORIES, INC.

September 17, 1996

                           By: /S/ PATRICK J. MCENANY
                               ________________________________________________
                               Patrick J. McEnany, President and Chairman of the Board



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